UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 31, 2007
PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1- 4311 (Commission file number)	11-1541330 (I.R.S. Employer Identification No.)

2200 Northern Boulevard, East Hills, NY (Address of principal executive offices)	11548 (Zip Code)
(516) 484-5400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.
     On May 31, 2007, Pall Corporation (the “Registrant”) released its results of operations for its third quarter ended April 30, 2007. A copy of the press release issued by the Registrant is furnished herewith as Exhibit 99 to this report.
     The information contained in this Item 2.02 and in the accompanying exhibit shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended, or incorporated by reference into any filing of the registrant unless the registrant specifically states that the information is to be considered “filed” under the Securities Exchange Act of 1934 or incorporates it by reference into a filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.
ITEM 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
99	Press Release, dated May 31, 2007, reporting the results of operations of Pall Corporation for its third quarter ended April 30, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pall Corporation
/s/ FRANCIS MOSCHELLA
June 5, 2007	Francis Moschella
Vice President — Corporate Controller Chief Accounting Officer

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